SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 24, 2013

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.

6363 South Fiddlers Green Circle, Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The Board of Directors (the “Board”) of Newmont Mining Corporation (the “Company”), upon the recommendation of the Compensation Committee of the Board, adopted the Newmont Mining Corporation 2013 Stock Incentive Compensation Plan (the “2013 Stock Incentive Plan”) and the Newmont Mining Corporation Performance Pay Plan (the “Performance Pay Plan”), subject to the requisite stockholder approval. On April 24, 2013, the 2013 Stock Incentive Plan and the Performance Pay Plan were approved by stockholders at the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”).

2013 Stock Incentive Plan

Under the 2013 Stock Incentive Plan, which became effective upon stockholder approval on April 24, 2013, a total of 14,500,000 shares of the Company’s common stock will be available for delivery plus up to 7,842,793 shares of common stock available for grant under the Company’s 2005 Stock Incentive Plan (the “Prior Plan”) as of December 31, 2012, which may be offered and sold under the 2013 Stock Incentive Plan, subject to adjustment for certain changes in the Company’s capital structure. The 2013 Stock Incentive Plan will continue in effect until all shares of common stock available under the 2013 Stock Incentive Plan are delivered and all restrictions on those shares have lapsed, unless the 2013 Stock Incentive Plan is terminated earlier by the Board. However, no awards may be granted under the 2013 Stock Incentive Plan on or after April 24, 2023. Effective April 24, 2013, no additional grants or awards will be made under the Prior Plan, but the awards outstanding under the Prior Plan will remain in effect in accordance with their terms.

The purpose of the 2013 Stock Incentive Plan is to enhance the Company’s ability to attract and retain highly qualified personnel, to enhance the long-term performance and competitiveness of the Company and to align the interests of participants with those of the Company’s shareholders. Awards may be granted under the 2013 Stock Incentive Plan only to individuals who are directors, employees or consultants, and any prospective employees or consultants who have accepted an offer of employment or consultancy from the Company or its affiliates. The 2013 Stock Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance compensation awards, non-employee director stock awards, dividend equivalents, cash-based awards and other stock-based awards, the form of which will be determined by the Compensation Committee.

The foregoing summary of the 2013 Stock Incentive Plan is qualified in its entirety by reference to the actual terms of the 2013 Stock Incentive Plan, which is incorporated herein by reference as indicated under Exhibit 10.1 hereto. For additional information regarding the 2013 Stock Incentive Plan, refer to “Proposal 4 – Approval of the 2013 Stock Incentive Plan” on pages 75–85 of the Company’s 2013 Proxy Statement, filed with the Securities and Exchange Commission (the “Commission”) on March 7, 2013.

Performance Pay Plan

The Performance Pay Plan, which became effective upon stockholder approval on April 24, 2013, places a significant portion of the compensation of participants at risk by tying such compensation to specific measurable goals designed to drive stockholder value. Employees eligible to participate in the Performance Pay Plan include the Chief Executive Officer and such other senior key executives as may be designated as participants by the Compensation Committee. The Performance Pay Plan is designed to ensure that incentive compensation paid to participants will be exempt from the deduction limitations under Section 162(m) of the Internal Revenue Code, thereby maximizing the Company’s deduction for compensation paid to its executive officers.

The Compensation Committee will establish the performance goals that must be achieved, which goals may be adjusted to account for certain unusual items or specified events, as described in the Performance Pay Plan. The Compensation Committee will also establish the formula for determining the bonus award payable to each participant upon attainment of the specified performance goals. The Compensation Committee will have discretion to reduce any bonus awards otherwise payable under the terms of the Performance Pay Plan if it believes that such reduction is in the best interest of the Company and its stockholders, but will have no discretion to increase any bonus award otherwise payable under the Performance Pay Plan. The maximum annual bonus award that may be paid to any participant in the Performance Pay Plan is $2,500,000.

The foregoing summary of the Performance Pay Plan is qualified in its entirety by reference to the actual terms of the Performance Pay Plan, filed as Exhibit 10.2 hereto, and incorporated herein by reference. For additional information regarding the Performance Pay Plan, refer to “Proposal 5 – Approval of the Performance Pay Plan” on pages 86–87 of the Company’s 2013 Proxy Statement, filed with the Commission on March 7, 2013.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

As indicated above, on April 24, 2013, the Company held its Annual Meeting. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2013; (3) the advisory vote on the compensation of the Named Executive Officers; (4) the 2013 Stock Incentive Plan; and (5) the Performance Pay Plan.

All matters voted on at the Annual Meeting were approved. The voting results were as follows:

Proposal #1 – Election of Directors

Name	Votes For	Withhold Votes	Abstentions	Broker Non-Votes
Bruce R. Brook	329,530,389	1,150,512	2,243,279	47,732,254
J. Kofi Bucknor	329,140,409	2,002,542	1,781,229	47,732,254
Vincent. A. Calarco	328,231,888	1,351,972	3,340,320	47,732,254
Joseph A. Carrabba	323,748,345	5,725,165	3,450,670	47,732,254
Noreen Doyle	330,082,813	1,914,506	926,861	47,732,254
Gary J. Goldberg	330,466,454	815,249	1,642,477	47,732,254
Veronica M. Hagen	329,250,667	2,112,262	1,561,251	47,732,254
Jane Nelson	330,199,767	1,797,330	927,083	47,732,254
Donald C. Roth	330,148,808	1,232,924	1,542,448	47,732,254
Simon R. Thompson	328,535,609	2,252,588	2,135,983	47,732,254

Mr. John B. Prescott did not stand for re-election due to the age retirement provision in the Company’s Corporate Governance Guidelines. The Company and the Board express their deepest appreciation to Mr. Prescott for his outstanding and dedicated service and leadership to the Company, for his many contributions to the deliberations of the Board and as a valued member of the committees of the Board. No person was nominated at the Annual Meeting to fill the vacancy created by Mr. Prescott’s departure. Instead, the Board determined to reduce the size of the Board of Directors from eleven to ten members, effective when Mr. Prescott ceased to be a Director immediately following the Annual Meeting on April 24, 2013.

Proposal #2—Ratification of Auditors

Votes For	375,684,868
Votes Against	3,750,014
Abstentions	1,221,552

Proposal #3 – Advisory Vote on the Compensation of the Named Executive Officers

Votes For	316,027,145
Votes Against	9,894,393
Abstentions	7,001,849
Broker Non-Votes	47,733,047

Proposal #4 – 2013 Stock Incentive Plan

Votes For	260,155,776
Votes Against	69,788,635
Abstentions	2,978,976
Broker Non-Votes	47,733,047

Proposal #5 – Performance Pay Plan

Votes For	322,299,448
Votes Against	8,147,275
Abstentions	2,476,664
Broker Non-Votes	47,733,047

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

10.1	Newmont Mining Corporation 2013 Stock Incentive Compensation Plan. Incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-188128), filed with the Securities and Exchange Commission on April 25, 2013.

10.2	Newmont Mining Corporation Performance Pay Plan.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Stephen P. Gottesfeld
Name:	Stephen P. Gottesfeld
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: April 29, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	Newmont Mining Corporation 2013 Stock Incentive Compensation Plan. Incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-188128), filed with the Securities and Exchange Commission on April 25, 2013.

10.2	Newmont Mining Corporation Performance Pay Plan.

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